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                                                                EXHIBIT h(35)(c)

                                 AMENDMENT NO. 2
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation, American General Life Insurance Company, a Texas Life Insurance Company and American General Securities Incorporated, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                   SCHEDULE A



         FUNDS AVAILABLE UNDER                         SEPARATE ACCOUNTS                      POLICIES/CONTRACTS FUNDED BY THE
             THE POLICIES                              UTILIZING SOME OR                              SEPARATE ACCOUNTS
                                                        ALL OF THE FUNDS
------------------------------------------ ----------------------------------------- -----------------------------------------------
AIM V.I. International Equity Fund         American General Life Insurance Company   o    Platinum Investor I Flexible Premium
AIM V.I. Value Fund                        Separate Account VL-R                          Life Insurance Policy
                                           Established: May 1, 1997                       -  Policy Form No. 97600

                                                                                     o    Platinum Investor II Flexible Premium
                                                                                          Life Insurance Policy
                                                                                          -  Policy Form No. 97610

                                                                                     o    Corporate America - Variable Flexible
                                                                                          Premium Variable Life Insurance
                                                                                          -  Policy Form No. 99301
------------------------------------------                                           -----------------------------------------------

AIM V.I. Value Fund                                                                  o    Legacy Plus Flexible Premium Life
                                                                                          Insurance Policy
                                                                                          -  Policy Form No. 98615
------------------------------------------ ----------------------------------------- -----------------------------------------------

AIM V.I. International Equity Fund         American General Life Insurance Company   o    Platinum Investor Variable Annuity
AIM V.I. Value Fund                        Separate Account D                             -  Policy Form No. 98020
                                           Established: November 19, 1973
------------------------------------------ ----------------------------------------- -----------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:    9-29-99
                --------------


                                             AIM VARIABLE INSURANCE FUNDS, INC.


Attest: /s/ NANCY L. MARTIN                  By: /s/ ROBERT H. GRAHAM
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  Robert H. Graham
Title: Assistant Secretary                   Title: President


(SEAL)


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                                             A I M DISTRIBUTORS, INC.


Attest: /s/ NANCY L. MARTIN                  By: /s/ MICHAEL J. CEMO
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  Michael J. Cemo
Title: Assistant Secretary                   Title: President


(SEAL)


                                             AMERICAN GENERAL LIFE INSURANCE
                                             COMPANY


Attest: /s/ JULIE COTTON                     By:    /s/ DAVID DIETZ
       -----------------------------                ----------------------------
Name:  Julie Cotton                          Name:  David Dietz
       -----------------------------                ----------------------------
Title: Assistant Secretary                   Title: Senior Vice President
       -----------------------------                Corporate Markets Group
                                                    ----------------------------


(SEAL)



                                             AMERICAN GENERAL SECURITIES
                                             INCORPORATED



Attest: /s/ JULIE COTTON                     By:    /s/ F. PAUL KOVACH JR.
       -----------------------------                ----------------------------
Name:  Julie Cotton                          Name:  F. Paul Kovach Jr.
       -----------------------------                ----------------------------
Title: Assistant Secretary                   Title: Chairman, President & CEO
       -----------------------------                ----------------------------


(SEAL)



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